UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

RED CAT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	814-00175 (Commission File Number)	86-0490034 (I.R.S. Employer Identification No.)

370 Harbour Drive, Palmas del Mar Humacao, PR (Address of principal executive offices)	00791 (Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement.

On March 31 2021, Red Cat Holdings, Inc., a Nevada corporation (the “Company”), entered into a written employment agreement (the “Employment Agreement”) with Jeffrey M. Thompson, the Company’s Chief Executive Officer. The Employment Agreement provides for an initial term of one year and will renew for successive one-year terms unless either party provides written notice of their intent not to renew the agreement at least three months prior to expiration. The Employment Agreement provides for a base salary of $248,000 per year, payable in in periodic installments in accordance with the Company’s regular payroll practices. At the option of Mr. Thompson, in any fiscal in which: A) at any time market capitalization is at least $500,000,000; and B) the Company’ traded price per share is at least $6.00 on a national securities exchange for 60 consecutive days, Mr. Thompson may elect to receive all or any portion of the base salary for a subsequent period in shares of Company common stock valued at the thirty-day VWAP for each pay period for which the election is applicable.

The Employment Agreement also provides certain Incentive Criteria for Mr. Thompson tied to the Company’s share price and market capitalization, Mr. Thompson may earn an annual bonus in an amount up to 200% of his base salary upon meeting certain Company goals and objectives to be defined by the Company’s Compensation Committee, in consultation with Mr. Thompson, including the full annual bonus amount in any fiscal in which: A) at any time market capitalization is at least $500,000,000; and B) the Company’ traded price per share is at least $6.00 on a national securities exchange for 60 consecutive days. Mr. Thompson may also elect to receive all or any portion of bonus in common stock of the Company, valued at the thirty-day VWAP on the date set for payment of the bonus.

The Employment Agreement contains certain “clawback” provisions, which are triggered if there is a restatement of any Company financial results which were the basis for payment of compensation to Mr. Thompson. Under the clawback provisions, Mr. Thompson will be required to repay any annual bonus and stock-based compensation determined by reference to any Company financial results which were later restated, to the extent the amounts paid exceeded the amounts that would have been paid, based on the restatement of the Company’s financial information.

Upon termination of the Employment Agreement for any reason, Mr. Thompson will be entitled to all base salary earned through the termination date, as well pro-rated annual bonuses, if any, and payment of all accrued but unused vacation time and reimbursement of all reimbursable expenses. Upon termination of the Agreement by the Company for any reason other than “Cause” as defined in the agreement, or upon termination by Mr. Thompson for “Good Reason” as defined in the Agreement, Mr. Thompson will also be entitled to: (i) the greater of his continued base salary through the balance of the employment period, as renewed, or twenty-four (24) months of his then Base Salary; (ii) continued participation in Company welfare benefit plans (including health benefits) on the same terms as immediately prior to termination and to be paid in full by the Company for a period of not less than twelve (12) months; and (iii) immediate vesting of all stock options/equity awards.

In connection with the Employment Agreement, the Company granted Mr. Thompson fully-vested 10-year stock options to purchase 500,000 shares of the Company's common stock (the “Options”) pursuant to the Company’s 2019 Equity Incentive Plan (the “2019 Plan”). The Options are exercisable at a per share exercise price of $3.95, which represents the fair market value of the Company’s common stock (“Common Stock”) as determined by the Board in a manner consistent with the Internal Revenue Code of 1986, (the “Code”). The Options can be exercised for cash, in the form of shares of Common Stock on a cashless basis or a combination thereof.

This description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the Employment Agreement are qualified by reference to said Exhibit.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference to this Item 3.02. The issuance of the Options in connection with the Employment Agreement was exempt from registration under Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference to this Item 5.02.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2021, the Board of the Directors of the Company approved an amendment to its bylaws in order to conform to the requirements of The NASDAQ Capital Market that a quorum of the shareholders for the purpose of any action require a minimum of 1/3rd (increased from 1/4th) of the outstanding shares of common stock of the Company, as follows:

“SECTION 8. Quorum. Thirty-three and 33/100 (33 1/3%) percent of the outstanding shares of the Corporation entitled to vote, represented in person of by proxy, shall constitute a quorum at a meeting of stockholders. If less than thirty-three and 33/100 (33 1/3%) percent of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. As such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholder to leave less than a quorum.”

A complete copy of the Company’s current bylaws, including the language added by the amendment appearing in Article I and Article II, Section 8, is attached in this report as Exhibit 3.1 and incorporated herein by reference.

Item. 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Bylaws of Red Cat Holdings, Inc., as amended.

10.1	Employment Agreement by and between Red Cat Holdings, Inc. and Jeffrey Thompson dated as of March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2021	RED CAT HOLDINGS, INC.

	By:	/s/ Jeffrey M. Thompson
	Name:	Jeffrey M. Thompson
	Title:	President and Chief Executive Officer